Exhibit 10.41

EIGHTH AMENDMENT TO CREDIT AGREEMENT

        This Eighth Amendment to Credit Agreement (the “Amendment”) is made as of this 27th day of January, 2003 by and among ASCENT FUNDING, INC. (the “Borrower”), and LASALLE BANK NATIONAL ASSOCIATION (the “Bank”).

W I T N E S S E T H:

        WHEREAS, the Borrower and the Bank are parties to that certain Credit Agreement, dated as of June 6, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of September 8, 1998, as further amended by that certain Second Amendment to Credit Agreement, dated as of August 12, 1999, as further amended by that certain Third Amendment to Credit Agreement, dated as of November 30, 2000 with an effective date of September 30, 2000, as further amended by that certain Fourth Amendment to Credit Agreement, dated as of April 17, 2001, as further amended by that certain Fifth Amendment to Credit Agreement, dated as of November 27, 2001, as further amended by that certain Sixth Amendment to Credit Agreement, dated as of May 15, 2002, and as further amended pursuant to that certain Seventh Amendment to Credit Agreement, dated as of November 20, 2002 (collectively, the “Credit Agreement”);

        WHEREAS, the Borrower has notified the Bank that it will be applying funds in the Cash Collateral Account (as defined in the Credit Agreement) to repay that certain Installment Note dated July 20, 1999 from Ascent Management, Inc. (“AMI”) in favor of the Bank in the original principal amount of $3,300,000 (the “AMI Note”) and, as a result, the advance rate applicable under the Borrowing Base (as defined in the Credit Agreement) will be reduced to 90% in accordance with the terms of the Credit Agreement unless and until the Borrower replenishes the Cash Collateral Account;

        WHEREAS, as a result of the foregoing payoff and reduction in the Cash Collateral Account, the Borrower and the Bank desire to further amend the Credit Agreement as more fully set forth herein;

        NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION I.    DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Credit Agreement.

SECTION II.   WAIVER OF NEGATIVE COVENANT. The Bank hereby waives compliance with Section 7.13 of the Credit Agreement solely for purposes of enabling the Borrower to make certain distributions to the Guarantor to be applied solely to the repayment of AMI’s obligations to the Bank under the AMI Note on or before January 31, 2003. The foregoing limited waiver shall in no way be construed to limit or otherwise affect the Borrower’s future compliance with Section 7.13 of the Credit Agreement.

SECTION III.   AMENDMENTS TO CREDIT AGREEMENT.

        3.1 The Credit Agreement is hereby amended by deleting Section 4.2(j) in its entirety and inserting the following in its stead:

        “(j)        the Borrower’s Consolidated GAAP Net Worth shall not be less than $3,828,000.”

        3.2 The Credit Agreement is hereby amended by deleting Section 4.2(k) in its entirety.

        3.3 The Credit Agreement is hereby amended by deleting Section 7.10 in its entirety and inserting the following in its stead:

        “7.10 Minimum Consolidated GAAP Net Worth. At any time during the term hereof, permit the Consolidated GAAP Net Worth of the Borrower and its Subsidiaries to be less than an amount equal to the sum of (a) $3,828,000 plus (b) 50% of any cumulative positive Net Income of the Borrower and its Subsidiaries for each fiscal quarter following the fiscal quarter ending December 31, 2000 plus (c) Deferred Revenues as of the end of the most recent fiscal quarter.”

SECTION IV.    CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

        4.1 The Bank shall have received a copy of this Amendment duly executed by the Borrower.

        4.2 The Bank shall have received a duly executed Seventh Amendment to Guaranty Agreement executed by Ascent Assurance, Inc.

        4.3 The Bank shall have received such other documents, certificates and assurances as it shall reasonably request, all of which shall have been delivered on or prior to the date hereof.

SECTION V.    REAFFIRMATION OF THE BORROWER. The Borrower hereby represents and warrants to the Bank that (i) the warranties set forth in Article 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such warranties relate to a specific date, or (b) changes thereto are a result of transactions for which the Bank has granted its consent; (ii) the Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and (iii) upon execution hereof no Event of Default has occurred and is continuing or has not previously been waived.

SECTION VI.   EXPENSES. The Borrower shall pay, upon demand, all reasonable attorneys’ fees and out-of-pocket costs of the Bank in connection with this Amendment and the agreements, documents and other items contemplated hereunder.

SECTION VII.  FULL FORCE AND EFFECT. Except as herein amended, the Credit Agreement and all other Loan Documents shall remain in full force and effect.

SECTION VIII. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

ASCENT FUNDING, INC.
By: /Patrick J. Mitchell/
Name: Patrick J. Mitchell
Title: President

LASALLE BANK NATIONAL ASSOCIATION
By: /Bradley Kronland/
Name: Bradley Kronland
Title: Assistant Vice President

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

        The undersigned, ASCENT ASSURANCE, INC. (formerly Westbridge Capital Corp.), hereby ratifies and reaffirms that certain Guaranty dated June 6, 1997 (as amended from time to time, the “Guaranty”) made by the undersigned in favor of LaSalle Bank National Association (the “Bank”) and each of the terms and provisions contained therein, and agrees that the Guaranty continues in full force and effect following the execution and delivery of the foregoing Amendment. The undersigned represents and warrants to the Bank that the Guaranty was, on the date of the execution and delivery thereof, and continues to be, the valid and binding obligation of the undersigned enforceable in accordance with its terms and that the undersigned has no claims or defenses to the enforcement of the rights and remedies of the Bank under the Guaranty.

        IN WITNESS WHEREOF, this Acknowledgment and Agreement of Guarantor has been duly authorized as of this 27th day of January, 2003.

ASCENT ASSURANCE, INC.
By: /Patrick J. Mitchell/
Name: Patrick J. Mitchell
Title: President